UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2023

Rigel Resource Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41022	98-1594226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(646) 453-2672 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RRAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RRAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RRAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2023, Rigel Resource Acquisition Corp (the “Company”) entered into two Convertible Promissory Notes (collectively, the “Extension Loans”) with its sponsor, Rigel Resource Acquisition Holding LLC (the “Sponsor”). The Extension Loans are dated as of May 8, 2023 and August 9, 2023, respectively.

Pursuant to the Convertible Promissory Note dated as of May 8, 2023 (the “First Extension Loan”), the Sponsor advanced $3,000,000 in connection with the extension of the period of time the Company has to consummate its initial Business Combination (as defined below) from May 9, 2023 to August 9, 2023. Up to $3,000,000 of the loans under the First Extension Loan can be settled in whole warrants to purchase Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) at a conversion price equal to $1.00 per warrant upon maturity or prepayment of the First Extension Loan. The loans under the First Extension Loan will not bear any interest and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial Business Combination and the consummation of the Company’s initial Business Combination. The maturity date of the First Extension Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the First Extension Loan may be prepaid at any time by the Company, at its election and without penalty.

Pursuant to the Convertible Promissory Note dated as of August 9, 2023 (the “Second Extension Loan”), the Sponsor has agreed that it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.03 for each Public Share (as defined below) that was not redeemed in connection with the Special Meeting (as defined below) and (B) $350,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial Business Combination and (ii) August 9, 2024. The maximum aggregate amount of all Contributions will not exceed $4,200,000, and the Contributions will be deposited into the Company’s trust account. Up to $1,500,000 of the Contributions can be settled in whole warrants to purchase Class A Ordinary Shares of the Company at a conversion price equal to $1.00 per warrant. The Contributions will not bear any interest and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial Business Combination and the consummation of the Company’s initial Business Combination. The Company’s board of directors will have the sole discretion whether to continue extending until August 9, 2024, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter (as defined below). The maturity date of the Second Extension Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the Second Extension Loan may be prepaid at any time by the Company, at its election and without penalty. On August 9, 2023, the Sponsor made a Contribution of $248,387.10 under the Second Extension Loan.

The foregoing description of the Extension Loans does not purport to be complete and is qualified in its entirety by the terms and conditions of the Extension Loans, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The maturity date of each Extension Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under each Extension Loan may be prepaid at any time by the Company, at its election and without penalty, provided, however, that the Sponsor shall have a right to first convert such principal balance, subject to the respective terms of Section 6 of each Extension Loan, upon notice of such prepayment.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The warrants that may be issued pursuant to the Extension Loans will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. Each warrant will entitle the holder thereof to purchase one Class A Ordinary Share of the Company at an exercise price of $11.50 per share, subject to certain adjustments. The warrants shall be identical to the warrants issued to the Sponsor pursuant to the Private Placement Warrants Purchase Agreement, dated as of November 4, 2021, by and among the Company, the Sponsor and certain other purchasers named therein, in connection with the Company’s initial public offering that was consummated on November 9, 2021. Such warrants are exercisable 30 days after the completion of the Company’s initial Business Combination, subject to certain conditions and exceptions. Such warrants are identical to the warrants included in the units sold in the Company’s initial public offering, except that, so long as they are held by the Sponsor, Nathanael Abebe, certain of the Company’s directors or their permitted transferees: (1) they will not be redeemable by the Company (except under certain circumstances as described in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company, as warrant agent, dated November 4, 2021); (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial Business Combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. Such warrants expire at 5:00 p.m., New York City time, five years after the completion of the Company’s initial Business Combination, or earlier upon redemption or liquidation.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 7, 2023, the Company held a special meeting (the “Special Meeting”) at which holders of 32,458,823 of the Company’s ordinary shares, comprised of 24,958,823 Class A Ordinary Shares and 7,500,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 86.6% of the voting power of the 37,500,000 then-issued and outstanding ordinary shares of the Company, comprised of 30,000,000 Class A Ordinary Shares and 7,500,000 Class B Ordinary Shares, entitled to vote at the Special Meeting at the close of business on July 10, 2023, which was the record date (the “Record Date”) for the Special Meeting. Shareholders of record as of the Record Date are referred to herein as “Shareholders”. In connection with the Extension Amendment and the Redemption Limitation Amendment (each as defined below), the holders of 5,429,967 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.73 per share, for an aggregate redemption amount of approximately $58,279,780, leaving approximately $263,710,001 in the Company’s trust account. A summary of the voting results at the Special Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must either consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company with one or more businesses or entities (a “Business Combination”) or (i) cease its operations, except for the purpose of winding up if it fails to complete an initial Business Combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering (the “Public Shares”), from August 9, 2023 to August 9, 2024 (the “Extension Amendment,” and such proposal, the “Extension Proposal”). The voting results for the Extension Proposal were as follows:

Votes For	Votes Against	Votes Abstaining
30,787,676	1,671,147	0

Proposal 2

The Shareholders approved the proposal to amend the Charter to eliminate from the Charter the limitation that the Company may not redeem Public Shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”). The voting results for the Redemption Limitation Amendment Proposal were as follows:

Votes For	Votes Against	Votes Abstaining
30,787,676	1,671,147	0

On August 8, 2023, to effectuate the Extension Amendment and the Redemption Limitation Amendment, the Company filed with the Cayman Islands Registrar of Companies the Amendment to the Amended and Restated Memorandum and Articles of Association of the Company (the “Charter Amendment”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by the terms of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 3

The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of either of the Extension Proposal or the Redemption Limitation Amendment Proposal, was not presented at the Special Meeting since the Extension Proposal and the Redemption Limitation Amendment Proposal each received a sufficient number of votes for approval.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete an initial Business Combination and other risks and uncertainties indicated from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company.
10.1+	Convertible Promissory Note, dated as of May 8, 2023, by and between the Company and Rigel Resource Acquisition Holding LLC.
10.2+	Convertible Promissory Note, dated as of August 9, 2023, by and between the Company and Rigel Resource Acquisition Holding LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2023

Rigel Resource Acquisition Corp

By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer